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                                MAIL-WELL, INC.
                      1997 NON-QUALIFIED STOCK OPTION PLAN

                      NONQUALIFIED STOCK OPTION AGREEMENT


     This Nonqualified Stock Option Agreement ("Option Agreement") is between Mail-Well, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Optionee").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company has heretofore adopted the Mail-Well, Inc. 1997 Non-Qualified Stock Option Plan (the "Plan") for the purpose of providing employees and directors of the Company and its Affiliates (as defined in the Plan) with additional incentive to promote the success of the business, to increase their proprietary interest in the success of the Company, and to encourage them to remain in the employ or remain as a director of the Company and its Affiliates; and

     WHEREAS, the Company, acting through the Compensation Committee of its Board of Directors (the "Committee"), has determined that its interests will be advanced by the issuance to Optionee of a nonqualified stock option under the Plan;

     NOW THEREFORE, for and in consideration of these premises it is agreed as follows:

     1.  Option.  Subject to the terms and conditions contained herein, the
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Company hereby irrevocably grants to Optionee the right and option ("Option") to purchase from the Company __________ shares of the Company's common stock, $0.01 par value ("Common Stock"), at a price at $______ per share.

     2.  Option Period.    The Option herein granted may be exercised by
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Optionee in whole or in part at any time during a ten (10) year period beginning on ________________ (the "Option Period"), subject to the limitation that said Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years of employment with the Company or its Affiliates from the effective date of the Optionee's grant, to the date of such exercise, in accordance with the following schedule:

                   Number of        Percentage of
                   Full Years       Shares Purchasable
                   ----------       ------------------

     Nothwithstanding the above vesting schedule, in the event that (i) there is a proposed action whereby the Company would not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of another entity) other than a merger

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for the sole purpose of changing the Company's state of incorporation, (ii)
there is a proposed action whereby the Company would sell all or substantially all of its assets to any person or entity (other than a wholly-owned subsidiary), (iii) any person or entity (including a "group" as contemplated by
Section 13(d)(3) of the Exchange Act), acquires or gains ownership or control of (including, without limitation, power to vote) more than 50% of the outstanding shares of Common Stock, (iv) there is a proposed action whereby the Company would be dissolved and liquidated, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event in clauses (i) through (v) above is referred to herein as a "Corporate Change"), the entire Option shall vest and be exercisable for a period of thirty (30) days after receipt of notice from the Company of such Change of Control, after which this Option shall terminate. Notwithstanding anything in this Agreement to the contrary, the Committee, in its sole discretion may waive the foregoing schedule of vesting and upon written notice to the Optionee, accelerate the earliest date or date on which any of the Options granted hereunder are exercisable.

     3.  Procedure for Exercise.  The Option herein granted may be exercised by
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written notice by Optionee to the Secretary of the Company setting forth the number of shares of Common Stock with respect to which the Option is to be exercised accompanied by payment for the shares to be purchased, and specifying the address to which the certificate for such shares is to be mailed. Payment shall be by means of cash, or a cashier's check, bank draft, postal or express money order payable to the order of the Company, or at the option of the Optionee, in Common Stock theretofore owned by such Optionee (or a combination of cash and Common Stock). As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to Optionee certificates for the number of shares of Common Stock with respect to which such Option has been so exercised.

     4.  Termination of Employment.  If Optionee's employment with the Company
         --------------------------
or its Affiliates is terminated during the Option Period for any reason, Options granted to him which are not exercisable on such date thereupon terminate. Subject to paragraph 5 below, any Options which are exercisable on the date of his termination of employment which have not been exercised within thirty (30) days of such termination shall expire and be of no force or effect.

     5.  Disability or Death.  If Optionee's employment with the Company or its
         --------------------
Affiliates is terminated by his disability or death, all Options hereunder exercisable at the date of such disability or death shall be thereafter exercisable by Optionee, his executor or administrator, or the person or persons to whom his rights under this Option Agreement shall pass by will or by the laws of descent and distribution, as the case may be, for a period of six months from the date of Optionee's disability or death, unless this Option Agreement should earlier terminate in accordance with its other terms. In no event may any Option be exercised after the end of the Option Period. Optionee shall be deemed to be disabled if, in the option of a physician selected by the Committee, he is incapable of

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performing services for the Company by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration.

     6.  Transferability.  This Option shall not be transferable by Optionee
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otherwise than by Optionee's will or by the laws of descent and distribution.
During the lifetime of Optionee, the Option shall be exercisable only by him. Any heir or legatee of Optionee shall take rights herein granted subject to the terms and conditions hereof. No such transfer of this Option Agreement to heirs or legatees of Optionee shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of such evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions hereof.

     7.  No Rights as Stockholder.  Optionee shall have no rights as a
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stockholder with respect to any shares of Common Stock covered by this Option
Agreement until the date of issuance of a certificate for shares of Common Stock purchased pursuant to this Option Agreement. Until such time, Optionee shall not be entitled to dividends or to vote at meetings of the stockholders of the Company. Except as provided in paragraph 9 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or securities or other property) paid or distributions or other rights granted in respect of any share of Common Stock for which the record date for such payment, distribution or grant is prior to the date upon which the Optionee shall have been issued share certificates, as provided hereinabove.

     8.  Extraordinary Corporate Transactions.  If the Company recapitalizes or
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otherwise changes its capital structure, or merges, consolidates, sells all of its assets or dissolves (each of the foregoing a "Fundamental Change"), then thereafter upon any exercise of an option theretofore granted the Optionee shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock as to which option shall then be exercisable, the number and class of shares of stock and securities to which the Optionee would have been entitled pursuant to the terms of the Fundamental Change if, immediately prior to such Fundamental Change, the Optionee had been the holder or record of the number of shares of Common Stock as to which such option is then exercisable. If the Company shall not be the surviving entity upon the occurrence of a Fundamental Change the Options granted hereunder shall be governed by subparagraph 6(j) of the Plan.

     9.  Changes in Capital Structure.  The existence of outstanding Options
         -----------------------------
shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Common Stock or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company,

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or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings, whether of a similar character or otherwise. If the outstanding shares of Common Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, or recapitalization, the number and kind of shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of shares without changing the aggregate Option price.

     10.  Compliance With Securities Laws.  Upon the acquisition of any shares
          --------------------------------
pursuant to the exercise of the Option herein granted, Optionee (or any person acting under paragraph 6) will enter into such written representations, warranties and agreements as the Company may reasonably request in order to comply with applicable securities laws or with this Option Agreement.

     11.  Compliance With Laws.  Notwithstanding any of the other provisions
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hereof, Optionee agrees that he will not exercise the Option(s) granted hereby, and that the Company will not be obligated to issue any shares pursuant to this Option Agreement, if the exercise of the Option(s) or the issuance of such shares of Common Stock would constitute a violation by the Optionee or by the Company of any provision of any law or regulation of any governmental authority.

     12.  Withholding of Tax.  To the extent that the exercise of this Option or
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the disposition of shares of Common Stock acquired by exercise of this Option results in compensation income to the Optionee for federal or state income tax purposes, the Optionee shall pay to the Company at the time of such exercise or disposition (or such other time as the law permits if the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended) such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations; and, if the Optionee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to the Optionee, any tax required to be withheld by reason of such resulting compensation income or Company may otherwise refuse to issue or transfer any shares otherwise required to be issued or transferred pursuant to the terms hereof. Payment of the withholding tax by the Optionee shall be made in accordance with Section 11 of the Plan.

     13.  Resolution of Disputes.  As a condition of the granting of the Option
          -----------------------
hereby, the Optionee and his heirs and successors agree that any dispute or disagreement which may arise hereunder shall be determined by the Committee in its sole discretion and judgment, and that any such determination and any interpretation by the Committee of the terms of this Option Agreement shall be final and shall be binding and conclusive, for all purposes, upon the Company, Optionee, his heirs and personal representatives.

     14.  Stockholder Agreement.  Optionee, or the Optionee's representative
          ----------------------
upon the Optionee's death, prior to the exercise of an Option granted hereunder, agrees to

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enter into the Company's Stockholders Agreement or the American Mail-Well
Employee Stockholders Agreement, whichever the Committee deems appropriate.

     15.  Legends on Certificate.  The certificates representing the shares of
          -----------------------
Common Stock purchased by exercise of an Option will be stamped or otherwise imprinted with legends in such form as the Company or its counsel may require with respect to any applicable restrictions on sale or transfer and the stock transfer records of the Company will reflect stop-transfer instructions with respect to such shares.

     16.  Notices.  Every notice hereunder shall be in writing and shall be
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given by registered or certified mail.  All notices of the exercise of any
Option hereunder shall be directed to Mail-Well Holdings, Inc. 23 Inverness Way East, Englewood, Colorado 80112, Attention: Secretary. Any notice given by the Company to Optionee directed to him at his address on file with the Company shall be effective to bind him and any other person who shall acquire rights hereunder. The Company shall be under no obligation whatsoever to advise Optionee of the existence, maturity or termination of any of Optionee's rights hereunder and Optionee shall be deemed to have familiarized himself with all matters contained herein and in the Plan which may affect any of Optionee's rights or privileges hereunder.

     17.  Construction and Interpretation.  Whenever the term "Optionee" is used
          --------------------------------
herein under circumstances applicable to any other person or persons to whom this award, in accordance with the provisions of paragraph 6 hereof, may be transferred, the word "Optionee" shall be deemed to include such person or persons. References to the masculine gender herein also include the feminine gender for all purposes.

     18.  Agreement Subject to Plan.  This Option Agreement is subject to the
          --------------------------
Plan. The terms and provisions of the Plan (including any subsequent amendments thereto) are hereby incorporated herein by reference thereto. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail. All definitions of words and terms contained in the Plan shall be applicable to this Option Agreement.

     19.  Employment Relationship.  Employees shall be considered to be in the
          ------------------------
employment of the Company as long as they remain employees of the Company or a parent or subsidiary corporation (as defined in Section 424 of the Internal Revenue Code of 1986, as amended). Any questions as to whether and when there has been a termination of such employment and the cause of such termination, shall be determined by the Committee, and its determination shall be final. Nothing contained herein shall be construed as conferring upon the Optionee the right to continue in the employ of the Company, nor shall anything contained herein be construed or interpreted to limit the "employment at will" relationship between the Optionee and the Company.

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     20.  Binding Effect.  This Option Agreement shall be binding upon and inure
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to the benefit of any successors to the Company and all persons lawfully claiming under Optionee.

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     IN WITNESS WHEREOF, this Option Agreement has been executed as of the ___
day of ________________, 19__.

                                       MAIL-WELL HOLDINGS, INC.


ATTEST:                                By: ________________________


___________________________

                                       OPTIONEE


                                       ____________________________

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